DIREXION SHARES ETF TRUST

Direxion All Cap Insider Sentiment Shares (KNOW)

Supplement dated December 27, 2019 to the

Summary Prospectus dated June 28, 2019, and the Prospectus and Statement of Additional

Information (“SAI”) each dated February 28, 2019, as last supplemented June 28, 2019

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved changes to the investment objective, investment strategy and underlying index of the Direxion All Cap Insider Sentiment Shares (the “Fund”).

Effective on or around March 1, 2020, the Fund’s underlying index will change from the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index (the “Current Index”) to the S&P Composite 1500 Executive Activity & Analyst Estimate Index (the “New Index”) and all references to the Fund’s Current Index in the Summary Prospectus, Prospectus and SAI will be replaced with the New Index:

New Index Description

The Index is designed to capture securities that receive favorable analyst ratings as well as the acquisition of a company’s securities by company insiders such as top management, directors, and large institutional holders. S&P Dow Jones Indices (the “Index Provider”) starts with the universe of securities in the S&P Composite 1500® Index and then selects constituents based on the following criteria: (1) an upward analyst rating of the earnings per share estimate for the current fiscal year (“EPS”); (2) the percentage change in the EPS as of the prior month end; (3) the percentage of insider holders that have increased their holdings in the past month; and (4) the absolute change in the insider holdings as of the prior month end.

A security’s rank in the Index is calculated as a simple average of each of its above four rankings. The Index selects the top 100 securities by rank. Each security in the Index is then weighted based on rank and float-adjusted market capitalization and is subject to certain sector and security constraints. Each security weight is capped at 5% with a minimum security weight of 0.05%. The Index is reconstituted and rebalanced monthly.

As of September 30, 2019, the components of the Index consisted of 100 constituents, which had an average market capitalization of $15.1 billion, had market capitalizations ranging from $111 million to $311.3 billion and were concentrated in the consumer discretionary and technology and telecommunications sectors.

In addition, the “Healthcare Sector Risk” and “Industrials Sector Risk” risk disclosures in the “Principal Investment Risks” section of the Summary Prospectus and the “Additional Information Regarding Principal Risks” section of the Statutory Prospectus are removed and replaced with the following risk disclosures to reflect the sector concentration of the New Index.

Consumer Discretionary Sector Risk — Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.

Technology and Telecommunications Sectors Risk — The Fund invests in, and/or has exposure to, companies that serve the electronics, software, IT services, computer and telecommunications equipment and services industries or that manufacture products based on the latest applied science. The market prices of technology and/or telecommunications- related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology and telecommunications securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and telecommunications companies.

For more information, please contact the Funds at (866) 476-7523.

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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus, and SAI.